BLACKROCK FUNDSSM

BlackRock Exchange Portfolio

(the “Fund”)

SUPPLEMENT DATED JULY 18, 2012

TO THE SUMMARY PROSPECTUS DATED APRIL 27, 2012

Effective immediately, the Fund’s summary prospectus is hereby amended to provide that Jeffrey Lindsey, CFA, and Bryan Krause will serve as co-portfolio managers of the Fund. The following change is made to the summary prospectus:

The section entitled “Portfolio Managers” is deleted and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Jeffrey Lindsey, CFA	2005	Managing Director of BlackRock, Inc.
Bryan Krause	2012	Director of BlackRock, Inc.

Shareholders should retain this Supplement for future reference.

SPRO-EX-BLK-0712SUP